                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant / /

     Filed by a party other than the registrant / /

     Check the appropriate box:

     / / Preliminary proxy statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     /X/ Definitive proxy statement

     / / Definitive additional materials

     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                              Celex Group, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

     (5) Total fee paid:

- --------------------------------------------------------------------------------

     /X/ Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

     (3) Filing party:

- --------------------------------------------------------------------------------

     (4) Date filed:

- --------------------------------------------------------------------------------

___________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD July 30, 1996

To the Shareholders of Celex Group, Inc.

Notice is hereby given that the annual meeting of shareholders of Celex Group, Inc., an Illinois corporation (the "Company"), will be held at 222 North LaSalle Street, 4th Floor, The Chicago Room, Chicago, Illinois 60601 on Tuesday, July 30, 1996 at 10:00 A.M., Central Daylight Savings Time, for the following purposes:

(a) To elect four (4) Class I directors for the terms specified in the proxy statement or until their successors are elected and qualified;

(b)  To approve amendments to the Company's Stock Option Plan;

(c) To consider and act upon a proposal to amend the Company's Articles of Incorporation to change the Company's name to Successories, Inc.;

(d) To ratify the appointment of Price Waterhouse LLP as independent accountants for the fiscal year ending February 1, 1997; and

(e) To transact such other business as may properly come before the meeting.

Shareholders of record as of the close of business on June 14, 1996 will be entitled to vote at the annual meeting. Shares should be represented as fully as possible, since a majority is required to constitute a quorum.

Please mark, sign, date and mail the accompanying proxy in the enclosed self-addressed, postage paid envelope, whether or not you expect to attend the meeting in person. You may revoke your proxy at the meeting should you be present and desire to vote your shares in person, and you may revoke your proxy for any reason at any time prior to the voting thereof, either by written revocation prior to the meeting or by appearing at the meeting and voting in person. Your cooperation is respectfully solicited.

                                By Order of the Board of Directors,


                                TIMOTHY C. DILLON
                                Secretary

Lombard, Illinois
June 20, 1996

919 Springer Drive
Lombard, Illinois 60148
(708) 953-8440

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
To Be Held on July 30, 1996

INTRODUCTION

The enclosed proxy is solicited on behalf of the Board of Directors of Celex Group, Inc. (the "Company") in connection with the annual meeting of shareholders to be held on July 30, 1996 at 10:00 A.M., Central Daylight Savings Time, and any adjournment thereof ("Annual Meeting"), at 222 North LaSalle Street, 4th Floor, The Chicago Room, Chicago, Illinois 60601.

The cost of proxy solicitation will be borne by the Company. In addition to the solicitation of proxies by the use of the mails, certain officers and other regular employees of the Company may devote part of their time (but will not be specifically compensated therefor) to solicitation by telegraph, telephone or in person. Proxies may be revoked at any time prior to voting. Revocation may be done prior to the meeting by written revocation sent to the Secretary of the Company, Celex Group, Inc., 919 Springer Drive, Lombard, Illinois 60148; or it may be done personally upon oral or written request at the Annual Meeting.

This proxy statement was first mailed or delivered to shareholders on or about June 20, 1996.

RECORD DATE; VOTING SECURITIES OUTSTANDING

The close of business on June 14, 1996 is the record date for determining the holders of common stock, $.01 par value ("Common Stock"), of the Company entitled to notice of and to vote at the Annual Meeting.

As of May 8, 1996, the Company had outstanding voting securities consisting of 5,226,304 shares of Common Stock. Each holder of record of outstanding Common Stock at the close of business on June 14, 1996 will be entitled to vote at the Annual Meeting. Presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock will constitute a quorum at the Annual Meeting. A broker non-vote (where a broker submits a proxy but does not have authority to vote a customer's shares on one or more matters) is not considered entitled to vote and is not counted in determining voting results. If a shareholder, present in person or by proxy, abstains on any matter, that shareholder's shares are treated as present and entitled to vote. Thus, an abstention from voting on a matter has the same legal effect as vote "AGAINST" the matter.

SECURITY OWNERSHIP

The following table sets forth, with respect to the Company's Common Stock, all persons known to be the beneficial owner of more than 5% of the Company's Common Stock as of May 8, 1996.


                                             NUMBER OF
                                             SHARES AND
                                             NATURE OF
                                             BENEFICIAL
BENEFICIAL OWNER                             OWNERSHIP(1)        PERCENT OF CLASS
- ----------------                             ----------          ----------------
Arnold M. Anderson....................      1,126,637 (2)          19.8%
Mary Margaret Anderson................        280,290 (3),(4)       5.4%
State of Wisconsin Investment Board...        402,900 (5)           7.9%

- -----------------
(1) Nature of beneficial ownership is direct unless otherwise indicated by footnote. Beneficial ownership as shown in the table arises from sole voting and investment power unless otherwise indicated by footnote.
(2) Includes 386,709 shares held by Arnold M. Anderson; includes 456,000 shares subject to immediately exercisable options and warrants; includes 5,290 shares held by Mary Margaret Anderson (his wife); includes 275,000 shares held in trust by Mary Margaret Anderson as trustee, as to which Mr. Anderson has sole voting and investment power; includes 2,638 shares held in trust by Mr. Anderson as trustee, as to which Mr. Anderson has sole voting and investment power; and includes 1,000 shares held in the name of his son.
(3) Includes 5,290 shares held by Mary Margaret Anderson and includes 275,000 shares held in trust by Ms. Anderson as trustee, as to which Arnold M. Anderson has sole voting and investment power.
(4)  Ms. Anderson's address is 222 Hawley Street, Geneva, Illinois  60134.
(5) The address of the State of Wisconsin Investment Board is Post Office Box 7842, Madison, Wisconsin 53707.

The following table sets forth, as of May 8, 1996, with respect to the shares of Common Stock beneficially owned by: (i) each director and nominee; (ii) the Chief Executive Officer; (iii) the other most highly compensated executive officer; and (iv) all directors and executive officers as a group.

                                             NUMBER OF
                                             SHARES AND
                                             NATURE OF
                                             BENEFICIAL
BENEFICIAL OWNER                             OWNERSHIP(1)        PERCENT OF CLASS
- ----------------                             ----------          ----------------
Arnold M. Anderson....................      1,126,637  (2)         19.8%
James M. Beltrame.....................        151,021  (3)          2.8%
Seamas T. Coyle.......................          4,830  (4)            *%
Timothy C. Dillon.....................         18,163  (5)            *%
M. Andrew King........................            564  (6)            *%
C. Joseph LaBonte.....................         50,746  (7)            *%
Steven B. Larrick.....................         32,000  (8)            *%
Raymond A. Mackie.....................          4,750  (9)            *%
Michael H. McKee......................         59,092 (10)            1%
Mervyn C. Phillips, Jr................         82,011 (11)          1.5%
Neil Sexton...........................         33,242 (12)            *%
Michael Singletary....................         10,500 (13)            *%
Guy E. Snyder.........................          2,200 (14)            *%
Jill Werner...........................          3,000 (15)            *%
All of the directors and executive
officers as a group (14 persons)......      1,578,756 (16)           27%

- ---------------------
* Percentage represents less than 1% of the total shares of Common Stock outstanding as of May 8, 1996.
(1) Nature of beneficial ownership is direct unless otherwise indicated by footnote. Beneficial ownership as shown in the table arises from sole voting and investment power unless otherwise indicated by footnote.
(2) See note 2 on page 2 hereof regarding nature of stock ownership set forth above.
(3) Includes 140,000 shares subject to immediately exercisable options and warrants; excludes 1,000 shares held by Rose Beltrame (his mother) as to which Mr. Beltrame shares joint investment control but to which he disclaims beneficial ownership.
(4) Includes 315 shares held by NBD Securities, Inc., custodian for Seamas T. Coyle Individual Retirement Account; includes 315 shares held by NBD Securities, Inc., Custodian for Kathleen Coyle (his wife) Individual Retirement Account; also includes 3,700 shares subject to immediately exercisable options and warrants.
(5) Includes 11,413 shares held by Timothy C. Dillon and Julie L. Dillon (his wife); also includes 6,750 shares subject to immediately exercisable options.
(6) Includes 564 shares held by M. Andrew King and Theresa King (his wife) as joint tenants.
(7) Includes 6,500 shares subject to immediately exercisable options and warrants.

(8) Includes 13,000 shares held by Steven B. Larrick and Dorothy F. Larrick (his wife) as joint tenants; includes 6,000 shares in aggregate held in trust for the benefit of each of Cathy, Natalie, Elizabeth and James Larrick (his children); also includes 4,000 shares subject to immediately exercisable options and warrants.
(9)  Includes 2,000 shares subject to immediately exercisable options.
(10) Includes 31,462 shares held by Michael H. McKee; includes 9,300 shares held by Michael McKee and Cassandra McKee (his wife) as joint tenants; includes 330 shares held by Cassandra McKee; and includes 18,000 shares subject to immediately exercisable options.
(11) Includes 22,500 shares held by NFSC-FMT Co., custodian for Mervyn C. Phillips, Jr. Individual Retirement Account; includes 12,000 shares held by Five M's Ltd. Money Purchase Pension Plan, of which Mr. Phillips is trustee; includes 35,011 shares held by Mr. Phillips as trustee of the Mervyn C. Phillips Revocable Trust; includes 2,500 shares subject to immediately exercisable options; and excludes 5,000 shares held by Mr. Phillips as trustee under the will of M.C. Phillips, III for the benefit of a family trust to which Mr. Phillips has voting power but to which he disclaims beneficial ownership.
(12) Includes 15,242 shares held by Neil Sexton and 18,000 shares subject to immediately exercisable options.
(13) Represents 10,500 shares subject to immediately exercisable options and warrants.
(14) Includes 300 shares held by Guy E. Snyder and Linda G. Snyder (his wife) as joint tenants; includes 300 shares held by Linda G. Snyder; and includes 800 shares subject to immediately exercisable warrants.
(15) Includes 750 shares subject to immediately exercisable options; and includes 2,250 shares subject to immediately exercisable options held by Kenneth Werner (her husband).
(16) Includes 670,950 shares subject to options and warrants exercisable within sixty days; includes 63,087 shares as to which voting and/or investment powers are shared.

                                     ITEM 1

ELECTION OF DIRECTORS

It is intended that the shares represented by the enclosed proxy will be voted, unless votes are withheld in accordance with the instructions contained in the proxy, for the election of the four (4) nominees for Class I Director named below. In the event that any nominee for Director should become unavailable, which is not anticipated, the Board of Directors in its discretion may designate substitute nominees, in which event such shares will be voted for such substitute nominees. Provided a quorum is present, the affirmative vote by the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy is required for the election of each nominee.

The identity of each such Director and his term is indicated below.

                                   CLASS I
                           (TERM EXPIRING IN 1999)

                               Seamas T. Coyle
                              Timothy C. Dillon
                              Steven B. Larrick
                                Guy E. Snyder

Directors hold office until the Annual Meeting in the fiscal year in which their terms expire and until their respective successors have been elected and qualified.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES NAMED BELOW.


                                        INFORMATION CONCERNING NOMINEES:

                                        DIRECTOR
NAME                           AGE       SINCE     PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
- ----                           ---       -----     ----------------------------------------
Seamas T. Coyle(1) and (2)     45       1995       Partner in the accounting firm of
                                                   Coyle, Fanning & Company and its
                                                   predecessors since 1980; prior thereto,
                                                   a Certified Public Accountant since
                                                   1974.  Coyle, Fanning & Company
                                                   performs services for the Company.
Timothy C. Dillon              33       1995       Vice President of the Company since
                                                   April 1993; prior thereto, President of
                                                   First American Franchise Corporation
                                                   (the franchising subsidiary of Beauty
                                                   Express, Inc.); prior thereto, attorney
                                                   for Francorp, Inc. (a franchise
                                                   development consulting firm) since
                                                   1989.
Guy E. Snyder(1) and (2)       42       1995       Partner in the law firm of Vedder,
                                                   Price, Kaufman & Kammholz since March,
                                                   1996, a law firm that serves as counsel
                                                   to the Company; prior thereto, a
                                                   partner in the law firm of Keck, Mahin
                                                   & Cate which served as counsel to the
                                                   Company.
Steven B. Larrick(3)           49       N/A        Chairman and Chief Executive Officer of
                                                   Chernin's Shoes, Inc. since 1993; prior
                                                   thereto served in various management
                                                   level positions with Chernin's Shoes,
                                                   Inc. since 1973.

- --------------------
(1)    Member of the Executive Committee.
(2)    Member of the Audit Committee.
(3)    Member of the Compensation and Stock Option Committee.

The Board of Directors held four meetings during the fiscal year ended February 3, 1996. All Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by each committee of the Board on which such Directors served. In addition to the Executive Committee, the Board of Directors of the Company has standing Audit, Compensation and Stock Option Committees.

The Audit Committee held four meetings during the fiscal year ended February 3, 1996. This Committee is responsible for reviewing with the Company's financial management and its independent auditors, the proposed audit program for each fiscal year, the results of the audits and the adequacy of the Company's systems of internal accounting control. The committee recommends to the Board of Directors the appointment of the independent auditors for each fiscal year. Directors Coyle, Phillips and Snyder are members of this Committee.

COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENTS

SUMMARY COMPENSATION TABLE

The Summary Compensation Table below includes, for the fiscal year ended February 3, 1996 and for each of the fiscal years ended April 30, 1995, 1994, and 1993, individual compensation for services to the Company and its subsidiaries of those persons who were, at February 3, 1996: (i) the Chief Executive Officer; and (ii) the other most highly compensated executive officers of the Company (collectively, the "Named Officers").

                                                                                                    LONG TERM
                                                                                                   COMPENSATION
                                                                 ANNUAL COMPENSATION                  AWARDS
                                                       ------------------------------------------  -------------
                                                                                     OTHER ANNUAL   SECURITIES
                                                       SALARY         BONUS          COMPENSATION   UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITIONS            YEAR            ($)            ($)               ($)        OPTIONS (#)    COMPENSATION
- ----------------------------            ----           ------         -----          ------------  -------------   ------------
Arnold M. Anderson..................    1996(1)        131,250             0              0                0            0
  Chairman of the Board and             1995           175,000             0              0                0            0
  Chief Executive Officer               1994           164,654             0          8,599(3)             0            0
                                        1993           139,231        59,231          8,705(3)       300,000(4)         0

James M. Beltrame...................    1996(1)        110,885             0              0           70,000(6)         0
  President, Chief Operating Officer,   1995(2)         12,981             0              0                             0
  Chief Financial Officer and Director

Michael H. McKee....................    1996(1)         93,750             0              0                0            0
  Senior Vice President,                1995(1)        100,000             0              0                0            0
  Creative Director and Director        1994            98,675             0          3,600(3)             0            0
                                        1993            81,694        10,155          3,900(3)        30,000(5)         0

- --------------------
(1) Represents compensation for the nine-month fiscal year beginning May 1, 1995 and ending on February 3, 1996.
(2)    For the period since Mr. Beltrame became employed by the Company on
       March 14, 1995.
(3)    Represents a cash car allowance.
(4) Represents the aggregate number of options granted pursuant to the terms of an employment agreement and the Company's Option Plan. Such options become fully vested and exercisable immediately upon issuance.
(5) Represents options granted pursuant to the Company's Stock Option Plan effective April 8, 1993. Such options vest and become exercisable in five equal annual installments commencing April 8, 1994.
(6) Represents options granted pursuant to the Company's Stock Option Plan effective April 8, 1993. Such options vest and become exercisable in five equal annual installments commencing on the following dates: 30,000 on June 8, 1995, 20,000 on February 3, 1996 and 20,000 on February 1, 1997. In addition, the exercise of the option to purchase
       20,000 shares on February 3, 1996 and the option to purchase 20,000 shares on February 1, 1997 are both subject to the attainment of certain revenue and profitability goals agreed to by Mr. Beltrame and the Board of Directors.


                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                             POTENTIAL REALIZABLE VALUE
                                                                                             AT ASSUMED RATES OF STOCK
                                                                                              PRICE APPRECIATION FOR
                        NUMBER OF      PERCENT OF TOTAL                                             OPTION TERM
                       SECURITIES      OPTIONS GRANTED      EXERCISE OR                      --------------------------
                       UNDERLYING      TO EMPLOYEES IN       BASE PRICE      EXPIRATION
                        OPTIONS        FISCAL YEAR (%)        ($/SH.)           DATE              5%             10%
                       ----------      ----------------     -----------      ----------      -----------     ----------
Arnold M. Anderson           0                0                   --             --                 --             --
James. M. Beltrame      70,000              100                6.875           6/8/05          $24,080        $48,160
Michael H. McKee             0                0                   --                                --             --

BOARD COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Company's compensation philosophy is comprised of several elements designed to attract and retain key personnel, reward outstanding performance and link executive pay to long-term Company performance. These elements consist of a base salary, annual bonus compensation relating pay to performance, and long-term incentive awards designed to align executive interests with shareholder interests.

BASE SALARY

The base salary of Mr. Anderson was established pursuant to an employment agreement dated February 1993 (the "Employment Agreement") whereby Mr. Anderson receives a minimum salary of $175,000 per year annually for a period of three years.

The base salaries of the Company's other executive officers are determined by Messrs. Anderson and Beltrame with the approval of the Compensation and Stock Option Committee. Individual salaries are determined based on historical salary levels within the Company or the salary level of the officer at the time he commenced employment with the Company, and salary levels generally correspond to the level of responsibility of each executive. Increases are generally determined with regard to available earnings and individual performance.

BONUS COMPENSATION

Annual Bonuses for executive officers of the Company, excluding Messrs. Anderson and Beltrame, are determined by the Compensation and Stock Option Committee based on the recommendation of Messrs. Anderson and Beltrame and are awarded pursuant to the Company's bonus program (the "Bonus Program"). Based on the recommendations of Messrs. Anderson and Beltrame, the Compensation and Stock Option Committee designates participants in the Bonus Program at the beginning of each fiscal year and may, in its discretion, amend its list of participants in the Bonus Program during the year. The aggregate amount to be distributed (the "Distribution Amount") pursuant to the Bonus Program is determined pursuant to a formula based upon a percentage of specified profit and sales levels (collectively, the "Target Level"). The Target Level is recommended by Messrs. Anderson and Beltrame and is approved by the Compensation and Stock Option Committee. No bonuses are required to be paid under the Bonus Program unless the Target Level is attained. Each of the Named Officers is eligible to receive a bonus pursuant to the Bonus Plan. If the Target Level is achieved, the Distribution Amount is distributed among each of the participants in the Bonus Program in accordance with each participant's individual bonus plan. Messrs. Anderson and Beltrame reserve the right to recommend to the Compensation and Stock Option Committee that any individual award under the Bonus Program be increased or decreased in an amount equal to one third (1/3) of any bonus earned based upon individual performance factors or special circumstances. Bonuses pursuant to the Bonus Program are paid to the participants generally within thirty (30) days of the filing of the Company's Annual Report or Form 10-K with the Securities and Exchange Commission. Based on the parameters of the Bonus Program and the required Target Levels, no bonuses were earned for the fiscal year ended February 3, 1996. The Company intends, however, to award
certain discretionary bonuses to  the Named Officers.   The amount of such
awards has not yet been determined.

LONG-TERM INCENTIVE

The Company's Stock Option Plan (the "Option Plan") authorizes the Compensation and Stock Option Committee to grant the employees of the Company and its subsidiaries incentive or non-qualified stock options. The Compensation and Stock Option Committee determines the prices and terms at which such options may be granted. The purpose of the Option Plan is to encourage stock ownership by the persons instrumental to the success of the Company, in order to give them a greater personal interest in the Company's affairs.

On June 8, 1995, the Company granted Mr. Beltrame options to purchase an aggregate of 70,000 shares of the Company's common stock, par value $.01 per share (the "Common Stock") at an exercise price of $6.875 per share pursuant to the Option Plan. Pursuant to the Non-Qualified Stock Option Agreements executed by Mr. Beltrame, the exercise of 40,000 of such options is subject to the attainment of certain revenue and profitability goals agreed to by Mr. Beltrame and the Board of Directors. Such options expire on June 8, 2005. On August 11, 1995, the Company granted options to purchase an aggregate of 33,750 shares to executive officers other than Mr. Beltrame at an exercise price of $6.50 per share. Such options are exercisable in cumulative annual increments of 20% of the original grant beginning August 11, 1996 expiring on August 11, 2005.

In addition, on February 6, 1996 Messrs. Anderson and Beltrame were granted options to purchase 20,000 shares each at an exercise price of $7.625 per share pursuant to Common Stock Option Agreements dated February 6, 1996 separate and aside from the Company's Option Plan. Such options vested on the date of the grant and expire on February 6, 2006.

Further, as discussed in Item 2 herein, on May 21, 1996, the Board of Directors approved further amendments to the Option Plan, subject to shareholder approval. The amendments to the Option Plan would (i) increase the number of shares of Common Stock that may be issued thereunder from 950,000 to 1,450,000;
(ii) provide that non-qualified options to purchase four thousand (4,000) shares of Common Stock be granted automatically to each person serving as a non-employee director immediately following each Annual Meeting of Shareholders, beginning with the upcoming Annual Meeting. On February 6, 1996, discretionary options to purchase 80,000 shares at an exercise price of $7.625 per share were granted to each of Messrs. Anderson and Beltrame vesting on the date of the grant and expiring on February 6, 2006, subject to shareholder approval of the proposed amendments. Further, in the case of the non-employee directors, the annual grant of nonqualified options will replace the cash meeting fees paid by the Company to such directors, thereby fully tying such directors' compensation to the performance of the Company's Common Stock.
These amendments are subject to approval by the shareholders of the Company at the Annual Meeting. In the event that the amendments are not approved by the shareholders at the Annual Meeting, they will terminate retroactively and all options granted thereunder will be null and void as more fully described in Item 2 herein.


                              Steven B. Larrick
                              Mervyn C. Phillips, Jr.
                              Michael Singletary


                               PERFORMANCE GRAPH

The following graph sets forth a comparison of cumulative total returns for:
(i) the Company's Common Stock (which is traded on Nasdaq National Market);
(ii) the CRSP Total Return Index for the Nasdaq Stock Market; and (iii) the CRSP Total Return Index for Nasdaq Retail Trade Stocks.

On December 1, 1993, the Company's Common Stock began trading on the Nasdaq National Market under the symbol CLXG. All returns were calculated assuming dividend reinvestment.

01/31/96           347.384/248.756
04/28/95           274.939/224.321
04/29/94           236.404/230.513
11/30/93           243.242/245.884



                        Celex Group Performance Graph
                             Closing Stock Prices


                     February 2, 1996                 7-5/8
                     April 28, 1995                   7-1/2
                     April 28, 1994                   19-1/4
                     December 1, 1993                 19

Assumes $100 invested on December 1, 1993 in Celex Group, Inc. common stock, the CRSP Total Return Index for Nasdaq Stock Market and the CRSP Total Return Index for Nasdaq Retail Trade Stocks.


COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

On April 6, 1993, the Company established a Compensation Committee of the Board of Directors for purposes of making certain executive compensation decisions. On May 21, 1996, the Compensation and Stock Option Committee was combined with the Compensation Committee to form the Compensation and Stock Option Committee. Messrs. Larrick, Phillips and Singletary are members of the Compensation and Stock Option Committee. At the request of the Compensation and Stock Option Committee, Messrs. Anderson and Beltrame have and will confer with the Committee to make recommendations for the salaries and bonuses of the executive officers.

DIRECTOR COMPENSATION

Directors who are also full-time officers of the Company are not paid for their services as directors or for attendance at meetings. In the past, all non-employee directors were paid $1,000 plus travel expenses for attending each Board meeting. Beginning with the 1996 Annual Meeting of Shareholders, each non-employee director will receive an annual grant to acquire four thousand
(4000) shares of Company common stock at the closing bid price on the Nasdaq Market pursuant to the Company's Option Plan in lieu of cash compensation for attending each Board meeting. Such options vest immediately upon grant. In addition, non-employee directors receive $500 plus travel expenses for attending each Committee meeting.

EMPLOYMENT AGREEMENT

In February 1993, the Company entered into an employment agreement with Arnold
M. Anderson, which provides that he will receive a minimum salary of $175,000 per year annually for three years. In addition, the agreement requires a bonus to be paid to Mr. Anderson commencing in fiscal year 1994 based on a percentage of certain minimum levels of pre-tax profits, with the bonus not to exceed $200,000. Pursuant to this formula, the full bonus was not earned for the fiscal year ended February 3, 1996; however, the Company intends to award a partial bonus for the fiscal year ended 1996. The amount of said bonus has not yet been determined.

On April 8, 1993, the Company issued an option to Mr. Anderson to purchase 300,000 shares of Common Stock at a price of $5.33 per share pursuant to the terms of the employment agreement and the Company's Option Plan. Such option extends for a period of ten years.

CERTAIN TRANSACTIONS

On February 7, 1996, the Company entered into a Second Amendment to Credit Agreement with NBD Bank extending the term of the Company's line of credit to May 1, 1996 and modifying certain other terms and conditions of the loan agreement. Pursuant to this agreement,

Messrs. Anderson and Beltrame executed personal guarantees in the amount of $100,000 and $900,000, respectively.

All transactions between the Company and its officers, directors, and principal shareholders are required to be approved by a majority of the independent and disinterested non-employee directors and must be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established, and the Company is required to disclose in this proxy statement any failure to file by the applicable due dates during the 1996 fiscal year.

All of these filing requirements were satisfied, except that Arnold M. Anderson, Officer and Director of the Company, filed one late report covering one transaction; James M. Beltrame, Officer and Director of the Company, filed one late report covering one transaction; Seamas T. Coyle, Director of the Company, filed one late report covering his initial ownership and one late report covering one transaction; C. Joseph LaBonte, Director of the Company, filed one late report covering one transaction; Steven B. Larrick, Director of the Company, filed one late report covering his initial ownership; Raymond A. Mackie, Officer of the Company, filed one late report covering his initial ownership; Scott Morrison, a former holder of more than ten percent of the Company's Common Stock, filed one late report covering three transactions; Mervyn C. Phillips, Jr., Director of the Company, filed one late report covering one transaction; Sam Raich, Jr., a former Director of the Company, filed two late reports covering nine transactions; Michael Singletary, Director of the Company, filed one late report covering one transaction; and Guy E. Snyder, Director of the Company, filed one late report covering one transaction.

                                     ITEM 2

         PROPOSED AMENDMENTS TO THE CELEX GROUP, INC. STOCK OPTION PLAN

There will be presented at the Annual Meeting a proposal to amend the Company's Stock Option Plan (the "Option Plan") which was initially adopted by the Company's Board of Directors effective April 8, 1993 and approved by the Company's shareholders on September 29, 1993. On December 14, 1994 and July 26, 1995, the Board of Directors of the Company approved amendments to the Option Plan subject to shareholder approval at the October 12, 1995 shareholder meeting, which approval was obtained. As of May 22, 1996, 100% of the shares of Common Stock authorized for issuance under the Option Plan have either been reserved for issuance thereunder or have been issued to participants pursuant to the exercise of options.

On May 21, 1996, the Board of Directors approved further amendments to the Plan, subject to shareholder approval. The amendments to the Option Plan would
(i) increase the number of shares of Common Stock that may be issued thereunder from 950,000 to 1,450,000; (ii) provide that non-qualified options to purchase four thousand (4,000) shares of Common Stock be granted automatically to each person serving as a non-employee director immediately following each Annual Meeting of Shareholders, beginning with the upcoming Annual Meeting. The purpose of the proposed amendments to the Plan is to enable the Company to continue to provide incentive to its key employees and non-employee directors through stock ownership. As discussed in the Board Compensation and Stock Option Committee Report on Executive Compensation, on February 6, 1996, discretionary options with respect to 80,000 shares were granted to each of Messrs. Anderson and Beltrame, subject to shareholder approval of the proposed amendments. Further, in the case of the non-employee directors, the annual grant of nonqualified options will replace the cash meeting fees paid by the Company to such directors, thereby fully tying such directors' compensation to the performance of the Company's Common Stock. These amendments are subject to approval by the shareholders of the Company at the Annual Meeting. In the event that the amendments are not approved by the shareholders at the Annual Meeting, they will terminate retroactively and all options granted thereunder will be null and void.

Assuming a quorum is present, an affirmative vote by the holders of a majority of the outstanding Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to amend the Option Plan.

The following is a summary of the Option Plan as amended to reflect the matters to be considered at the Annual Meeting. This summary, however, does not purport to be a complete description of the Option Plan. A copy of the amended Option Plan giving effect to the proposed amendments to be acted upon at the Annual Meeting is attached to this Proxy Statement as Exhibit A and is incorporated herein by reference.

GENERAL

The purpose of the Option Plan is to provide a means by which key employees and non-employee directors of the Company and its subsidiaries can acquire and maintain stock ownership, thereby strengthening their commitment to the success of the Company and its subsidiaries and their desire to remain employed by the Company and its subsidiaries. The Option Plan is also intended to attract and retain non-employee directors and key employees and to provide such directors and key employees with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its subsidiaries.

The Option Plan provides for the granting of awards of incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("NSOs").
(Awards of ISOs and NSOs are sometimes hereinafter collectively referred to as "Options"). The Option Plan provides for a one-time automatic grant of a nonqualified stock option to each non-employee director (the "Automatic Grant") and it is proposed that the Option Plan be amended to provide for annual automatic grants of nonqualified stock options to such directors (the "Annual Grant"). The aggregate number of shares that may be granted under the Option Plan as proposed to be amended is 1,450,000. As of May 22, 1996, the closing sale price of the Common Stock was $8.00 per share as reported by the Nasdaq National Market.

THE COMMITTEE

Other than the Automatic Grant provisions, the Option Plan is administered by a committee (the "Committee") of two or more non-employee directors of the Company who have not, during the one-year period prior to service on the Committee, or at any time during such service, been eligible to receive any discretionary awards pursuant to the Option Plan or any other stock-based plan of the Company.

Subject to the terms of the Option Plan and except for Automatic and Annual Grants, the Committee has the discretion to grant Options, to determine the individual terms of any Option, to amend or cancel any Options (with the consent of the participant), to interpret the Option Plan and determine all matters relating to the administration of the Option Plan and the granting of Options.

The Automatic Grant is administered by the Board of Directors solely in accordance with the provisions of Section 6.4 of the Option Plan. The Board shall have no authority, discretion or power to select the persons who will receive Automatic and Annual Grants, to determine the number of shares to be covered by each such option, to set the exercise price, to determine the timing or circumstances pursuant to which each such option will be granted or the period within which each such option may be exercised, or to alter any other terms or conditions specified by Section 6.4 relating to Automatic and Annual Grants.

ELIGIBILITY

Discretionary options may be granted to any employee of the Company or any of its subsidiaries. As of February 3, 1996, approximately 302 employees were eligible to participate in the Option Plan. Non-employee directors are eligible to receive Automatic and Annual Grants.

INCENTIVE STOCK OPTIONS

The Option Plan permits the Committee to grant ISOs to employees of the Company or any subsidiary of the Company and to determine the terms and conditions of each grant including, without limitation, the number of shares subject to each ISO and the Option exercise period. The ISO exercise price may not be less than the fair market value of the Common Stock on the date of grant and the exercise period may not exceed 10 years; provided, however, if the participant is a holder of more than 10% of the Company's outstanding voting securities, the exercise price may not be less than 110% of such fair market value on the date of grant and the exercise period may not exceed five years.

NON-QUALIFIED STOCK OPTIONS

Non-employee directors receive an Automatic Grant of a one-time, non-qualified stock option to purchase five thousand (5000) shares of Stock upon first being appointed or elected to the Board. Subject to shareholder approval of the proposed amendments, on each date of the Annual Meeting of Shareholders, commencing with the upcoming 1996 Annual Meeting of Shareholders, each non-employee director of the Company whose term of office will continue after such Annual Meeting of Shareholders shall automatically receive an Annual Grant of an option to purchase four thousand shares (4000) of Common Stock as of such date. These Options have an exercise price of one hundred percent (100%) of the last bid price of the Stock as of the date of grant or the first business day preceding such date, if no bid price was then reported. If the directorship of a non-employee director is terminated for cause, any unexercised portion of his Option terminates at that time. If his termination is caused by his death, any unexercised portion of his Option automatically vests and may be exercised, in whole or in part, at any time within one year after his death. If his termination is caused by a disability, then any unexercised Option may be exercised, in whole or in part, at any time within one year after such termination; and if such Grantee should die within such one-year period, the Option may be exercised within 180 days of such death, if such date is longer than one year from the date of termination of directorship. If his termination is caused by any reason other than cause, death or disability, any unexercised Option, to the extent exercisable at the date of such termination, may be exercised, in whole or in part, at any time within three months after such termination; and if such Grantee should die within such three-month period, the Option may be exercised within one year of the date of termination of directorship. Notwithstanding the foregoing, in no event may an Option be exercisable beyond the original 10-year term of the Option.

Discretionary Grants. The Option Plan also permits the Committee to grant NSOs to any employee of the Company and its subsidiaries. The Committee recommends the grant of NSOs to employees and determines the terms and conditions of each grant, including the number of shares subject to each NSO, the Option exercise period and the Option exercise price.

PAYMENT OF EXERCISE PRICE

A participant may, at his election, pay the Option exercise price in cash or shares of Common Stock, including shares of Common Stock which the participant received upon the exercise of one or more Options or any combination of both. Except in the case of an Automatic Grant and an Annual Grant, the Committee may also permit the Option exercise price to be paid by the participant's delivery of an election directing the Company to withhold shares of Common Stock from the Common Stock otherwise due upon the exercise of an Option.

VESTING; TERMINATION OF EMPLOYMENT; CHANGE IN CONTROL

Options granted pursuant to the Automatic Grant vest in annual increments of 50% commencing on the first anniversary of the grant date and those granted pursuant to the Annual Grant will vest fully on the first anniversary of the date of grant. Unless the Committee determines otherwise, generally, discretionary Options vest in annual increments of 20% commencing on the first anniversary of the grant date. A participant may not exercise an Option until the Option has vested.

If a participant's employment is terminated for cause, any unexercised Option held by the participant terminates upon the termination of employment. If a participant's employment is terminated by reason of death, any unexercised Options held by him or her automatically vests and may be exercised, in whole or in part, at any time within one year after death. If a participant's employment is terminated on account of disability, any Options held by him or her may be exercised within one year after termination of employment to the extent exercisable at the date of such termination, or to such other extent as determined by the Committee. If a participant's employment is terminated for any reason other than for cause, death or disability, any unexercised Options held by him or her may be exercised within three months (or such other period not to exceed one year as determined by the Committee) after such termination of employment to the extent exercisable at the date of such termination, or to such other extent as determined by the Committee. Notwithstanding the foregoing, in no event may an Option be exercisable beyond the original term of the Option.

After a Change in Control of the Company, all Options granted under the Plan shall immediately be fully exercisable for a period of six months following such Change in Control, after which time no further Options may be exercised under the Plan.

NON-TRANSFERABILITY

Options are not transferable other than by will or the laws of descent and distribution. During a participant's lifetime, Options held by him or her may be exercised only by the participant.

AGREEMENT TO SERVE

Each Participant who is granted an Option agrees to remain associated with or in the employ of the Company or any of its subsidiaries for at least one year after the date of an Option grant. No obligation of the Company or any of its subsidiaries as to the length of any participant's association or employment shall be implied by the terms of the Option Plan, any grant of an Option or any Option agreement. The Company and its subsidiaries specifically reserve any right that existed before the effective date of any Option to terminate the employment or association of any participant.

WITHHOLDING TAX

With respect to any payments made to a participant other than to a non-employee director pursuant to an Automatic or Annual Grant, the Company has the right to withhold in cash or shares of Common Stock any taxes required by law to be withheld because of such payments.

AMENDMENT; TERMINATION OF PLAN

The Board of Directors of the Company may from time to time in its discretion amend or modify the Option Plan without the approval of the shareholders of the Company, unless such shareholder approval is required (a) to permit transactions in stock pursuant to the Option Plan to be exempt from liability under Section 16(b) of the Securities Exchange Act, or (b) under the listing requirements of any securities exchange on which any of the Company's equity securities are listed. In addition, the Board may not, without shareholder approval, change the aggregate number of shares of stock which may be sold pursuant to Options granted or change the class of employees eligible to participate in the Option Plan or adopt any amendment affecting the price at which Options may be granted under the Option Plan. No change will be permitted to an Option previously granted which will impair the rights of a participant without the participant's consent. Notwithstanding the foregoing, the Board cannot amend the provisions relating to the Automatic or Annual Grant more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

The Option Plan shall terminate on the tenth anniversary of its effective date or such earlier time as the Board may determine. Any termination, whether in whole or in part, shall not affect any Option or any Option agreement then outstanding under the Option Plan.

AWARDS

Aside from the Automatic Grant and the Annual Grant of non-qualified stock options to non-employee directors, the grant of Options are within the discretion of the Committee.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion of the Federal income tax consequences of the Plan is only a summary of the general rules applicable to Options granted thereunder.

TAX TREATMENT OF ISOS

Generally, the recipient of ISOs does not realize any taxable income either at the time of grant or exercise, and the Company (or subsidiary that employs the participant) is not entitled to a deduction either at the time of grant or at the time of exercise of ISOs, provided that the participant was an employee of the Company or of a subsidiary of the Company at all times during the period beginning on the date of grant and ending three months prior to the date of exercise and does not sell the shares within two years from the date of grant and one year from the date the shares are issued to the participant upon exercise. At the time of ultimate sale following the applicable holding periods, the participant will realize income taxable at capital gain rates on the excess of the sale price over the ISO exercise price. If a participant sells such shares prior to the expiration of the applicable holding periods, the participant will realize ordinary income at that time in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the ISO exercise price, or (b) the gain realized on the sale (if the sale is for a loss), and the Company will be entitled to a deduction equal to the amount of such ordinary income.

An amount with respect to an ISO may be included in a participant's alternative minimum taxable income at the time of exercise for purposes of determining whether the alternative minimum tax for non-corporate taxpayers will be imposed on the participant for a given year.

TAX TREATMENT OF NSOS

Generally, the recipient of NSOs does not realize any taxable income at the time of grant and the Company is not then entitled to a deduction. Upon exercise of an NSO, the participant will recognize income at ordinary income tax rates. The amount of income then recognized by a participant will be the excess of the fair market value of the shares purchased upon exercise over the exercise price paid for the shares. The Company will generally be entitled to take a deduction equal to this amount for the year which ends with or includes the end of the year in which the related amount is included in income by the participant. In order for the Company to be able to take a deduction for this amount, however, the amount will have to be considered "reasonable compensation" and applicable withholding requirements will have to be met.

A participant's basis in shares acquired upon the exercise of an Option will be the exercise price of the Option, plus any amount includable in the participant's gross income upon the exercise of the Option. The gain or loss realized by the participant upon a subsequent sale or exchange of the Shares will be a capital gain or loss.

GRANTS UNDER THE PROPOSED PLAN

The following table sets forth the discretionary non-qualified Options granted to the named executive officers on February 6, 1996, subject to shareholder approval of the proposed amendments and the Annual Grants that would be made to the non-employee directors following the Annual Meeting if the proposed amendments are approved by the shareholders.


NAME AND POSITION                      NUMBER OF OPTIONS
- -----------------                      -----------------

Discretionary Option
- --------------------

Arnold M. Anderson                                80,000
James M. Beltrame                                 80,000
All executive officers
 as a group (4 persons)                          160,000
All employees, including all officers
 who are not executive officers                  160,000
 as a group (302 persons)
Seamas T. Coyle                                    4,000
C. Joseph LaBonte                                  4,000
Steven B. Larrick                                  4,000
Mervyn C. Phillips, Jr.                            4,000
Michael Singletary                                 4,000
Guy E. Snyder                                      4,000

Annual Grants


All Non-Employee Directors
 as a group (6 persons)                                         24,000

All discretionary options were granted at an exercise price of $7.26, the closing bid price reported on the Nasdaq National Market for a share of Common Stock on the date of the grant. The options vest on the date of grant and terminate on the tenth anniversary of that date.

All Annual Grants will be granted at an exercise price equal to the closing bid price on the date of the Annual Meeting. The Options will vest immediately on the Annual Meeting date and will expire on the tenth anniversary of that date, subject to earlier vesting or termination in accordance with the Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENTS TO THE COMPANY'S STOCK OPTION PLAN.

                                     ITEM 3

PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE CORPORATE NAME

The Company's Board has adopted, and is recommending to the stockholders for their approval at the Annual Meeting, a resolution to amend Article One of the Company's Articles of Incorporation to change the corporate name. The applicable text of the Board's resolution is as follows:

      "RESOLVED, that Article One of the Company's Articles of Incorporation be amended to read in its entirety as follows:

      "ONE:  The name of the corporation is:  SUCCESSORIES, INC."

In the judgment of the Board of Directors, the change of corporate name is desirable in view of the fact that Successories is the servicemark under which the Company markets its products via catalog and retail sales.

If the proposed name change is adopted, it is the intent of the Company to use the trade name Successories, Inc. in its communications with stockholders and the investment community and to discontinue its use of the name Celex Group, Inc.

If the amendment is adopted, stockholders will not be required to exchange outstanding stock certificates for new certificates.

APPROVAL BY STOCKHOLDERS

Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting. If approved by the stockholders, the amendment to Article One will become effective upon filing with the Secretary of the State of Illinois a Certificate of Amendment to the Company's Articles of Incorporation, which filing is expected to take place shortly after the Annual Meeting. However, the Board of Directors will be authorized, without a further vote of the stockholders, to abandon the name change and determine not to file the Certificate of Amendment if the Board concludes that such action would be in the best interest of the Company and its stockholders. If this proposal is not approved by the stockholders, then the Certificate of Amendment will not be filed.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION AND APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE CORPORATE NAME.

                                     ITEM 4

PROPOSED RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Upon the recommendation of its Audit Committee, the Board of Directors retained Price Waterhouse LLP to examine the financial statements of the Company for the fiscal year ended February 3, 1996 and appointed Price Waterhouse LLP as independent accountants for the Company to audit its consolidated financial statements for the fiscal year ending February 1, 1997 and to perform audit-related services. The Board has directed that the appointment of Price Waterhouse LLP be submitted to the shareholders for approval.

If the shareholders do not ratify the selection of Price Waterhouse LLP, the Audit Committee and the Board of Directors will reconsider the appointment. The Company has been advised by Price Waterhouse LLP that it expects to have a representative present at the Annual Meeting and that such representative will be available to respond to appropriate questions. Such representative will also have the opportunity to make a statement if he or she desires to do so.

Proxies will be voted for or against approval of this proposed ratification in accordance with the specifications marked thereon, and will be voted in favor of approval if no specification is made. Approval requires the favorable vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy, assuming that a quorum is present.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS.

                                 OTHER MATTERS

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be included in the Company's proxy statement and form of proxy relating to, and to be presented at, the Annual Meeting of Shareholders of the Company to be held in 1997 must be received by the Company on or before February 3, 1997.

VOTING PROXIES

The enclosed proxy card confers authority to vote, in accordance with the instructions contained in the proxy, with respect to the election of the nominees for director specified in this Proxy Statement, the approval of the amendments to the Company's Stock Option Plan, the proposal to amend the Company's Articles of Incorporation and the ratification of Price Waterhouse LLP as the Company's independent accountants. The proxy will be voted in accordance with the choices indicated thereon. If no specifications are made, proxies will be voted "FOR ALL NOMINEES" for director, "FOR" the approval of the amendments to the Company's Stock Option Plan, "FOR" the proposal to amend the Company's Articles of Incorporation to change the Company's name to Successories, Inc., and "FOR" the ratification of Price Waterhouse LLP as independent accountants.

OTHER BUSINESS

The Board of Directors knows of no other business that will be presented at the meeting. Should any other business come before the meeting, it is the intention of the persons named in the enclosed proxy form to vote in accordance with their best judgment.

                                     By Order of the Board of Directors,



                                     Timothy C.  Dillon
                                     Secretary

Lombard, Illinois
June 20, 1996

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


                                                                     EXHIBIT A

                                CELEX GROUP INC.

                               STOCK OPTION PLAN
                    (AMENDED AND RESTATED SEPTEMBER 27, 1994
                        AND AS AMENDED OCTOBER 12, 1995
                               AND JULY 30, 1996)

The Company hereby establishes the Celex Group, Inc. Stock Option Plan effective April 8, 1993, subject to the approval of the Plan by the holders of a majority of the shares of the Stock present in person or by proxy and voting at a duly called meeting of the shareholders of the Company within one year after the Plan's adoption by the Board. Absent such approval, the Plan will terminate retroactively, and all Options granted under the Plan will be null and void.

                                   ARTICLE I

PURPOSE

The primary purpose of the Plan is to provide a means by which non-employee directors and key employees of the Company and its Subsidiaries can acquire and maintain stock ownership, thereby strengthening their commitment to the success of the Company and its Subsidiaries and their desire to remain employed by the Company and its Subsidiaries. The Plan also is intended to attract, employ and retain non-employee directors and key employees and to provide such non employee directors and employees with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its Subsidiaries.

                                   ARTICLE II

DEFINITIONS

The following words and phrases, when used herein, unless their context clearly indicates otherwise, shall have the following respective meanings:

     2.1 "Board" means the board of directors of the Company.

     2.2 "Cause" means conviction of the Grantee of any felony or other crime involving dishonesty, fraud or moral turpitude, or the Grantee's habitual neglect of his duties.

     2.3 "Change of Control" means the occurrence of one of the following: (i) without prior approval of the Board, a single entity or group of affiliated entities acquires more than 50% of the Company's outstanding Stock, (ii) the Company is involved in a merger or a sale of all or substantially all of its assets so that its shareholders before the merger or sale own less than 50% of the voting power of the surviving or acquiring corporation, (iii) a liquidation or dissolution of the Company occurs, or (iv) a change in the majority of the Board of Directors occurs during any 24-month period without the approval of a majority of directors in office at the beginning of such period.

     2.4 "Committee" means the committee of the Board appointed pursuant to
Section 4.1.

     2.5 "Company" means CELEX Group, Inc., an Illinois corporation.

     2.6 "Disability" means a permanent and total disability within the meaning of Section 22(e)(3) of the Internal Revenue Code.

     2.7 "Disinterested Person" means a person who meets the definition of a "disinterested person" pursuant to Rule 16b-3 of the SEC (or any successor rule as in effect from time to time and "outside director" pursuant to Section 162(m) of the Internal Revenue Code and the Treasury Department regulations issued thereunder.

     2.8 "Effective Date" means April 8, 1993.

     2.9 "Fair Market Value" of any share of Stock, as of any applicable date, means the fair market value of a share of Stock on such date as determined in good faith by the Committee.

     2.10 "Grant Date" means the date of grant of an Option determined in accordance with Section 6.1(a) or Section 6.4(a).

     2.11 "Grantee" means an individual who has been granted an Option.

     2.12 "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, and any succeeding Internal Revenue Code, and references to sections herein shall be deemed to include any such section as amended, modified or renumbered.

     2.13 "1934 Act" means the Securities Exchange Act of 1934, as amended, and any succeeding Securities Exchange Act, and references to sections herein shall be deemed to include any such section as amended, modified or renumbered.

     2.14 "Option" means any incentive stock option or non-qualified stock option granted under the Plan.

     2.15 "Option Agreement" has the meaning specified in section 4.2(e).

     2.16 "Option Price" means the per share purchase price of Stock subject to an Option.

     2.17 "Plan" remains the CELEX Group, Inc. Stock Option Plan as set forth herein and as may from time to time be amended.

     2.18 "SEC" means the Securities and Exchange Commission.

     2.19 "Section 16 Grantee" means a person subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

     2.20 "Stock" means the common stock of the Company, par value $0.01 per share.

     2.21 "Subsidiary" means a corporation as defined in Section 424(f) of the Internal Revenue Code with the Company being treated as the employer corporation for purposes of this definition.

     2.22 "10% Owner" means a person who beneficially owns stock (including stock treated as owned under Section 424(d) of the Internal Revenue Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company.

     2.23 "Termination of Employment" with respect to Grantees who are employees of the Company or its Subsidiaries occurs the later of (a) the first day an individual is no longer entitled to severance payments for any reason under the Company's or any Subsidiary's personnel policies or (b) the day an individual is first entitled to continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA"); notwithstanding the foregoing, for an individual who is an employee of a Subsidiary, the individual shall be deemed to have a Termination of Employment on the first day the Company no longer owns voting securities possessing at least 50% of the aggregate voting power of such Subsidiary's outstanding voting securities.

     2.24 "Termination of Directorship" with respect to non-employee directors, shall mean the first day on which a director is no longer acting as a director of the Company or any Subsidiary.

                                 ARTICLE III

SCOPE OF THE PLAN

An aggregate of 1,450,000 shares of Stock is hereby made available and is reserved for delivery on account of the exercise of Options. Subject to the foregoing limit, authorized and unissued shares may be used for or in connection with Options. If and to the extent an option shall expire or terminate for any reason without having been exercised in full, or shall be forfeited, the shares of Stock associated with such Option shall become available for other Options.

                                   ARTICLE IV

ADMINISTRATION

     4.1 Administrative Committee. As to employee participants, the Plan shall be administered by a committee of the Board, which shall consist of two or more directors of the Company, (1) who are not employees of the Company or any of its Subsidiaries, and (2) who are Disinterested Persons. Members of the Committee shall continue to serve until otherwise directed by the Board. Membership on the Committee shall be subject to such limitations as the Board deems appropriate to permit transactions in Stock pursuant to the Plan to be exempt from liability under

Section 16(b) of the 1934 Act and to comply at all times with Section 162(m) of the Internal Revenue Code and the Treasury Department regulations issued thereunder. The Board shall administer the nondiscretionary Options as granted to the non-employee directors pursuant to Section 6.4 solely in accordance with the provisions thereunder.

     4.2 Authority of the Committee. The Committee shall have full and final authority, in its discretion, but subject to the express provisions of the Plan, as follows:

     (a)  to grant Options,

     (b) to determine (1) when Options may be granted and (2) whether or not specific Options will be incentive stock options or non-qualified stock options,

     (c) to administer and interpret the Plan, to make recommendations to the Board; and to take all such steps and make all determinations in connection with the Plan and Options granted thereunder as it may deem necessary or advisable for the administration of the Plan,

     (d)  to prescribe, amend, and rescind rules relating to the Plan,

     (e) to determine, subject to the terms of the Plan, the terms and provisions of the written agreements by which all Options shall be granted ("Option Agreements") and, except as provided in Section 8.9, with the consent of the Grantee, to modify or amend any such Option Agreement, or to waive any restrictions or conditions applicable to any Option Agreement or the exercise thereof, at any time,

     (f) to make such adjustments or modifications to Options to Grantees working outside the United States as are necessary and advisable to fulfill the purposes of the Plan,

     (g) to contest on behalf of the Company or any Grantee, at the expense of the Company, any ruling or decision on any matter relating to the Plan or any Option, and


     (h) to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Options as the Committee may, before or concurrently with the grant thereof, deem appropriate.

The determination of the Committee on all matters relating to the Plan or any Option or Option Agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

                                   ARTICLE V

ELIGIBILITY

Options may be granted to any employee of the Company or any of its Subsidiaries pursuant to Section 6.1 and shall be granted to non-employee directors of the Company pursuant to Section 6.4. In selecting the employees to whom Options may be granted, in determining the number of shares of Stock subject to each Option granted to any employee, and in determining the other terms and conditions applicable to each Option granted to any employee, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan.

                                   ARTICLE VI

GRANT OF OPTIONS

     6.1  General Conditions.

     (a) The Grant Date of an Option shall be the date on which the Committee grants the Option which shall be the date signified in the Grantee's Option Agreement or such later date as specified in advance by the Committee.

     (b) The term of each Option shall be a period of not more than 10 years from the Grant Date, and shall be subject to earlier termination as herein provided.

     (c)  A Grantee may, if otherwise eligible, be granted additional Options.

     (d) Notwithstanding any provision to the contrary contained herein, the number of shares covered by Options granted hereunder to any one participant in any fiscal year shall not exceed 80,000 shares.

     6.2 Option Price. No later than the Grant Date of any Option, the Committee shall determine the Option Price of such Option. The Option Price of an Option (subject to Section 6.3 with respect to incentive stock options) shall not be less than 50% of the Fair Market Value of the Stock on the Grant Date.


     6.3 Grant of Incentive Stock Options. At the time of the grant of any Option to an employee of the Company or its Subsidiaries, the Committee may designate that such Option shall be made subject to additional restrictions to permit it to qualify as an incentive stock option under the requirements of
Section 422 of the Internal Revenue Code. Any option designated as an incentive stock option:

     (a) shall have an Option Price of (1) not less that 100% of the Fair Market Value of the Stock on the Grant Date or (2) in the case of a 10% Owner, not less than 110% of the Fair Market Value of the Stock on the Grant Date;

     (b) shall be for a period of not more than 10 years (5 years, in the case of a 10% Owner) from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Option Agreement;

     (c) shall not have an aggregate Fair Market Value (determined for each incentive stock option at its Grant Date) of Stock with respect to which incentive stock options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the Grantee's employer or any parent or subsidiary thereof ("Other Plans")), determined in accordance with the provisions of Section 422 of the Internal Revenue Code, which exceeds $100,000 (the "$100,000 Limit");

     (d) shall, if the aggregate Fair Market Value of Stock (determined on the Grant Date) with respect to all incentive stock options previously granted under the Plan and any Other Plans ("Prior Grants") and any incentive stock options under such grant (the "Current Grant") which are exercisable for the first time during any calendar year would exceed the $100,000 Limit, be exercisable as follows:

          (1) the portion of the Current Grant exercisable for the first time by the Grantee during any calendar year which would, when added to any portions of any Prior Grants, be exercisable for the first time by the Grantee during such calendar year with respect to stock which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such incentive stock options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

          (2) if, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the provisions of the immediately preceding provision during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an incentive stock option, but shall be exercisable as a separate non-qualified stock option at such date or dates as are provided in the Current Grant;

     (e) shall be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the shareholders of the Company; and

     (f) shall require the Grantee to notify the Committee of any disposition of any Stock issued pursuant to the exercise of the incentive stock option under the circumstances described in Section 421 (b) of the Internal Revenue Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

Notwithstanding the foregoing and Section 4.2(e), the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an incentive stock option), take any action necessary to prevent such Option from being treated as an incentive stock option.

     6.4 Grant of Nondiscretionary Options. Nondiscretionary Options shall be granted to each non-employee director of the Company solely on the following terms and conditions:


     (a) Each person who is serving as a non-employee director of the Company on December 14, 1994 shall automatically be granted an option to purchase five thousand (5,000) shares of Common Stock (the "nondiscretionary Option"). In addition, each non-employee director first elected or appointed after December 14, 1994 shall automatically be granted an option to purchase five thousand (5,000) shares of Stock on the day such person is first elected or appointed a non-employee director. Each nondiscretionary Option granted pursuant to the provisions of this Section 6.4(a) shall be exercisable in cumulative annual increments of fifty percent (50%) commencing on the first anniversary of the Grant Date of such Option;

     (b) Subject to the approval of the shareholders of the Company of the provisions of this Section 6.4(b) at the 1996 Annual Meeting of Shareholders, on each date of the Annual Meeting of Shareholders of the Company, commencing with the 1996 Annual Meeting of Shareholders, each non-employee director of the Company whose term of office will continue after such Annual Meeting of Shareholders shall automatically be granted an option to purchase four thousand (4000) shares of Common Stock as of such date. The non-discretionary option granted pursuant to this Section 6.4(b) shall be exercisable in full on the Grant Date of such Option;

     (c) The exercise price of the nondiscretionary Options granted pursuant to this Section 6.4 shall be one hundred percent (100%) of the last bid price of the Stock as of the Grant Date (or if no bid price was reported as of the Grant Date, as of the first business day preceding the Grant Date on which a bid price was reported);

     (d) (i) If the Grantee has a Termination of Directorship for Cause, any unexercised Option shall terminate upon the Grantee's Termination of Directorship;

          (ii) If the Grantee has a Termination of Directorship for any reason other than cause, then any unexercised Option may be exercised to the extent set forth below, but in no event beyond the original term of the Option:

               (A) If the Grantee's Termination of Directorship is caused by the death of the Grantee, then any unexercised Option may be exercised, in whole or in part, at any time within one year after the Grantee's death by the Grantee's personal representative or by the person to whom the Option is transferred by will or the applicable laws of descent and distribution;

               (B) If the Grantee's Termination of Directorship is on account of the Disability of the Grantee, then any unexercised Option may be exercised, in whole or in part, at any time within one year after the date of such Termination of Directorship; provided that, if the Grantee dies after such Termination of Directorship and before the end of such one-year period, such Option may be exercised by the deceased Grantee's personal representative or by the person to whom the Option is transferred by will or the applicable laws of descent and distribution within one year after the Grantee's Termination of Directorship, or, if later, within 180 days after the Grantee's death; and

               (C) If the Grantee's Termination of Directorship is for any reason other than Cause, Death or Disability, then any unexercised Option, to the extent exercisable at the date of such Termination of Directorship may be exercised, in whole or in part, at any time within three months after such Termination of Directorship; provided that, if the Grantee dies after such Termination of Directorship and before the end of such three-month period, such Option may be exercised by the deceased Grantee's personal representative or by the person to whom the Option is transferred by will or the applicable laws of descent and distribution within one year after the Grantee's Termination of Directorship to the extent exercisable at the date of such Termination of Directorship;

     (e) The nondiscretionary Options granted pursuant to this Section 6.4 shall expire ten (10) years from the Grant Date, subject to the terms and conditions of the Plan; and

     (f) The provisions of this Section 6.4 shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

     6.5 Grantee's Agreement to Serve. Each Grantee who is an employee of the Company or any Subsidiary and is granted an Option shall, by executing such Grantee's Option Agreement, agree that such Grantee will remain in the employ of the Company or any of its Subsidiaries for at least one year after the Grant Date. Each Grantee who is a non-employee director shall, by executing such Grantee's Option Agreement, agree that such Grantee will not resign as a director of the Company or any of its Subsidiaries for at least one year after the Grant Date. No obligation of the Company or any of its Subsidiaries as to the length of any Grantee's employment or association with the Company or any of its Subsidiaries shall be implied by the terms of the Plan, any Grant of an Option, or any Option Agreement. The Company and its Subsidiaries reserve the same rights to terminate employment or association of any Grantee as existed before the Effective Date.

     6.6 Non-transferability. Each Option granted hereunder shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee.

                                  ARTICLE VII

EXERCISE OF OPTIONS

     7.1 Exercise of Options. Subject to Sections 4.2(f), 7.4, and 7.5 and such terms and conditions as the Committee may impose, each Option shall be exercisable in cumulative annual increments of twenty percent (20%) commencing on the first anniversary of the Grant Date of such Option; provided, however, that with respect to any Section 16 Grantee, no shares issued upon exercise of any Option granted pursuant to the Plan may be sold prior to six months from the Grant Date of such Option. Each Option shall be exercised by delivery to the Company of written notice of intent to purchase a specific number of shares of Stock subject to the Option. The Option Price of any shares of Stock shall be paid in full at the time of the exercise.

     7.2 Payment of Option Price. A Grantee may, at his election, pay the Option Price payable upon the exercise of an Option in (a) cash, (b) Stock valued at its Fair Market Value on the business day next preceding the date of exercise, or (c) any combination of both (including Stock received by the Grantee upon the exercise of one or more Options).

     7.3 Share Withholding.

     (a)  Mandatory Tax Withholding.

          (1) Whenever under the Plan, shares of Stock are to be delivered upon exercise of an Option, the Company shall be entitled to require as a condition of delivery (i) that the Grantee remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, if any, (ii) the withholding of such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan, or (iii) any combination of the foregoing; or

          (2) If any disqualifying disposition described in Section 6.3(f) is made with respect to shares of Stock acquired under an incentive stock option granted pursuant to the Plan, then the person making such disqualifying disposition shall remit to the Company an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred;

provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan.

     (b)  Elective Share Withholding.

          (1) Subject to Section 7.3(b)(2), a Grantee may elect the withholding ("Share Withholding") by the Company of a portion of the shares of Stock otherwise deliverable to such Grantee upon the exercise of an Option ("Taxable Event") having a Fair Market Value equal to:

               (i)       the Option Price or a portion thereof;

               (ii) the minimum amount necessary to satisfy required federal, state, or local withholding tax liability attributable to the Taxable Event (in 1993, the minimum amount required by federal tax withholding rules is 20% of the Grantee's taxable income); or

               (iii) with the Committee's prior approval, a greater amount, not to exceed the estimated total amount of such Grantee's tax liability with respect to the Taxable Event.

          (2) Each Share Withholding election by a Grantee shall be subject to the following restrictions:

               (i) any Grantee's election shall be subject to the Committee's right to revoke such election of Share Withholding by such Grantee at any time before the Grantee's election if the Committee has reserved the right to do so in the Option Agreement;

               (ii) if the Grantee elects Share Withholding to satisfy federal, state, or local withholding tax liability attributable to the Taxable Event, and the shares withheld are insufficient to satisfy said tax liability, the Company may withhold income from other sources due from the Company to the Grantee in an amount sufficient to satisfy said tax obligation;

               (iii) if the Grantee is a Section 16 Grantee, such Grantee's election shall be subject to the disapproval of the Committee at any time, whether or not the Committee has reserved the right to do so;

               (iv) the Grantee's election must be made before the date (the "Tax Date") on which the amount of tax to be withheld is determined;

               (v)       the Grantee's election shall be irrevocable;

               (vi) a Section 16 Grantee may not elect Share Withholding within six months after the grant of the related Option (except if the Grantee dies or incurs a Disability before the end of the six-month period);

               (vii) a Section 16 Grantee must elect Share Withholding either six months before the Tax Date or during the ten business day period beginning on the third business day after the release of the Company's quarterly or annual summary statement of sales and earnings; and

               (viii) if the shares withheld have not been held by the Grantee for at least the greater of:

                    (A) two years from the date the Option(s) underlying the shares was or were granted, or

                    (B) one year after the transfer of the share(s) to the Grantee, the use of the shares will constitute a disqualifying disposition, and the Option(s) underlying the shares will no longer satisfy all of the requirements under Section 422 of the Internal Revenue Code to permit it to qualify as an incentive stock option.

     (c) The share withholding provisions of the Plan shall be inapplicable to the nondiscretionary Options granted to non-employee directors of the Company pursuant to Section 6.4.


     7.4  Effects of a Change of Control.

     (a) Notwithstanding any other provisions of the Plan, after a Change of Control, all Options granted under the Plan shall immediately be fully exercisable for a period of six months following said Change of Control, after which time no further Options may be exercised under the Plan.

     (b) After a Change of Control, Section 6.5 shall not be construed to prevent the exercise of a Grantee's Option whether or not such Grantee remains employed for one year after the applicable Grant Date.

     7.5 Termination of Employment.

     (a) Termination for Cause. If the Grantee has a Termination of Employment for Cause, any unexercised Option shall terminate upon the Grantee's Termination of Employment.

     (b) Termination other than for Cause. If the Grantee has a Termination of Employment for any reason other than cause, then any unexercised Option may be exercised to the extent set forth below, but in no event beyond the original term of the Option:

          (1) Death. If the Grantee's Termination of Employment is caused by the death of the Grantee, then any unexercised Option may be exercised, in whole or in part, at any time within one year after the Grantee's death by the Grantee's personal representative or by the person to whom the Option is transferred by will or the applicable laws of descent and distribution;

          (2) Disability. If the Grantee's Termination of Employment is on account of the Disability of the Grantee, then any unexercised Option to the extent exercisable at the date of such Termination of Employment (or to such extent as determined by the Committee), may be exercised, in whole or in part, at any time within one year after the date of such Termination of Employment; provided that, if the Grantee dies after such Termination of Employment and before the end of such one-year period, such Option may be exercised by the deceased Grantee's personal representative or by the person to whom the Option is transferred by will or the applicable laws of descent and distribution within one year after the Grantee's Termination of Employment, or, if later, within 180 days after the Grantee's death; and

          (3) Other. If the Grantee's Termination of Employment is for any reason other than Cause, Death or Disability, then any unexercised Option, to the extent exercisable at the date of such Termination of Employment (or to such extent as determined by the Committee), may be exercised, in whole or in part, at any time within three months (or such other period not to exceed one year as determined by the Committee after such Termination of Employment; provided that, if the Grantee dies after such Termination of Employment and before the end of such three-month period (or such other period, if any, determined by the Committee), such Option may be exercised by the deceased Grantee's personal representative or by the person to whom the Option is transferred by will or the applicable laws of descent and distribution within one year after the Grantee's Termination of Employment to the extent exercisable at the date of such Termination of Employment (or to such extent as determined by the Committee).

notwithstanding subparagraphs (1) through (3) of this subparagraph (b), the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of Termination of Employment to the extent permitted by applicable state and federal law.

                                  ARTICLE VIII

MISCELLANEOUS

     8.1 Substituted Options. If the Committee cancels any Option (granted under this Plan, or any Plan of any entity acquired by the Company or any of its Subsidiaries), and a new Option is substituted therefor, then the Committee may, in its discretion, determine the terms and conditions of such new Option and may, in its discretion, provide that the grant date of the cancelled option shall be the date used to determine the earliest date or dates for exercising the new substituted Option under Section 7.1 hereof so that the Grantee may exercise the substituted Option at the same time as if the Grantee had held the substituted Option since the grant date of the cancelled option; however, in the case of an incentive stock option, the Grant Date as of which the Option Price will be calculated shall be the date on which the new substituted Option is issued; provided that no Option shall be cancelled without the consent of the Grantee if the terms and conditions of the new Option to be substituted are not at least as favorable as the terms and conditions of the option to be cancelled.

     8.2  Securities Law Matters.

     (a) If the Committee deems it necessary to comply with the Securities Act of 1933, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for shares of Stock.

     (b) If based upon the opinion of counsel for the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Option would violate any applicable provision of (1) federal or state securities law or (2) the listing requirements of any securities exchange on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as the case may be, but the Company shall use its best efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date. The Committee's authority under this
          Section 8.2(b) shall expire on the date of any Change of Control.

     8.3 Funding. Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for, benefits under the Plan.

     8.4 No Employment Rights. Neither the establishment of the Plan nor the granting of any Option shall be construed to (a) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or remain a director of the Company or any of its Subsidiaries or give any Grantee any benefits not specifically provided by the Plan or (b) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

     8.5 Rights as a Shareholder. A Grantee shall not, by reason of any Option have any right as a shareholder of the Company with respect to the shares of Stock which may be deliverable upon exercise of such Option until such shares have been delivered to him.

     8.6 Nature of Payments. Any and all grants or deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (a) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries or (b) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

     8.7 Non-Uniform Determinations. The Committee's determinations under the Plan need not be uniform and may be made by the Committee selectively among employees who receive, or are eligible to receive, Options (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, with respect to employee participants, the Committee shall be entitled, among other things, to make non-uniform and selective determinations and to enter into non-uniform and selective Option Agreements as to (a) the identity of the Grantees,

(b) the terms and provisions of Options, and (c) the treatment, under Section 7.5, of Terminations of Employment. Notwithstanding the foregoing, the Committee's interpretation of Plan provisions shall be uniform to similarly situated Grantees.

     8.8 Adjustments.

     (a) The Committee or the Board, as the case may be, shall make equitable adjustment of:

          (1) the aggregate numbers of shares of Stock available under Article III,

          (2)  the number of shares of Stock covered by an Option, and

          (3) the Option Price of any Option, to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, asset spin-off, reorganization, rights offering, liquidation, or similar event, of or by the Company (including any transaction in which shares of Stock are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or another Corporation);

     (b) if there is a change in corporate structure or Stock of the Company, the Board may make any adjustments necessary to prevent accretion, or to protect against dilution, in the number and kind of shares of Stock authorized by the Plan, and with respect to outstanding Options, in the number and kind of shares of Stock covered thereby and in the applicable Option Price.

     8.9 Amendment of the Plan. The Board may from time to time in its discretion amend or modify the Plan without the approval of the shareholders of the Company, except as such shareholder approval may be required (a) to permit transactions in Stock pursuant to the Plan to be exempt from liability under
Section 16(b) of the 1934 Act or to comply with any applicable law, rule or regulation or (b) under the listing requirements of any securities exchange on which are listed any of the Company's equity securities. No change will be permitted to an Option previously granted which will impair the rights of a Grantee without the Grantee's consent. The Board cannot, without shareholder approval, change the aggregate number of shares of Stock which may be sold pursuant to Options granted or change the class of employees eligible to participate in the Plan or adopt any amendment affecting the Option Price at which Options may be granted under the Plan.

     8.10 Termination of the Plan. The Plan shall terminate on the tenth (10th) anniversary of the Effective Date or at such earlier time as the Board may determine. Any termination, whether in whole or in part, shall not affect any Option or Option Agreement then outstanding under the Plan.


     8.11 No Illegal Transaction. The Plan and all Options granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and notwithstanding any provision of the Plan or any Option, Grantees shall not be entitled to exercise Options or receive the benefits thereof and the Company shall not be obligated to deliver any Stock or pay any benefits to a Grantee if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Grantee or the Company of any provision of any such law or regulation.

     8.12 Severability. If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

     8.13 Headings. The headings of Articles and Sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

     8.14 Number and Gender. When appropriate the singular as used in this Plan shall include the plural and vice versa, and the masculine shall include the feminine.

     8.15 Controlling Law. The law of the State of Illinois, except its law with respect to choice of law, shall be controlling in all matters relating to the Plan.

                                                                     EXHIBIT B

                              PROPOSED ARTICLE ONE
                        OF THE ARTICLES OF INCORPORATION

A new Article One to the Articles of Incorporation would be added to read as follows:

                                  ARTICLE ONE


              The name of the corporation is:  SUCCESSORIES, INC.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

PROXY                            CELEX GROUP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 30, 1996

         The undersigned shareholder of Celex Group, Inc. does hereby acknowledge receipt of Notice of said Annual Meeting and accompanying Proxy Statement and constitutes and appoints Arnold M. Anderson, James M. Beltrame and Timothy C. Dillon, or any of them, with full power of substitution, to vote all shares of stock of Celex Group, Inc. which the undersigned is entitled to vote, as fully as the undersigned could do if personally present, at the Annual Meeting of Shareholders of said Corporation to be held on Tuesday, July 30, 1996 at 10:00 A.M., Central Daylight Savings Time, and at any adjournments thereof, at 222 North LaSalle Street, 4th Floor, The Chicago Room, Chicago, Illinois 60601.


(1)      The election of Seamas T. Coyle,         [ ]    WITHHOLD AUTHORITY
         Timothy C. Dillon, Steven B. Larrick,    TO VOTE FOR ALL NOMINEES
         and Guy E. Snyder as Directors:

         FOR ALL NOMINEES EXCEPT NOMINEE(S) WRITTEN IN SPACE BELOW:

- --------------------------------------------------------------------------------
(2)      The amendments to the Company's Stock Option Plan:
            [ ] FOR                     [ ] AGAINST                 [ ] ABSTAIN

(3) The amendment of the Company's Articles of Incorporation to change the corporate name to Successories, Inc.

           [ ] FOR                      [ ] AGAINST                 [ ] ABSTAIN

(4) The proposal to ratify the appointment of Price Waterhouse LLP as independent accountants for the fiscal year ending February 1, 1997:


           [ ] FOR                      [ ] AGAINST                 [ ] ABSTAIN

(5) As such proxies may in their discretion determine upon such other matters as may properly come before the meeting.

           [ ] FOR                      [ ] AGAINST                 [ ] ABSTAIN

I plan to attend the meeting.[ ]

                          (Continued on reverse side)

- --------------------------------------------------------------------------------

         THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN AND IN THE ABSENCE OF SUCH INSTRUCTIONS SHALL BE VOTED FOR ALL OF THE DIRECTOR NOMINEES DESCRIBED IN ITEM (1) AND FOR ITEMS (2), (3) AND (4). IF OTHER BUSINESS INS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES ON THOSE MATTERS.
          This Proxy is Solicited on Behalf of the Board of Directors





                                       Dated ____________________________, 1996

                                       _______________________________________

                                       _______________________________________
                                       When signing the proxy, please date it
                                       and take care to have the signature
                                       conform to the shareholder's name as it
                                       appears on this side of the proxy.  If
                                       shares are registered in the names of
                                       two or more persons, each person should
                                       sign. Executors, administrators,
                                       trustees and guardians should so
                                       indicate when signing.

You are urged to mark, sign and return your proxy without delay in the return envelope provided for that purpose, which requires no postage if mailed in the United States.